Exhibit 10.1

EXTENSION AND INCREASE CONFIRMATION

This EXTENSION AND INCREASE CONFIRMATION, dated as of January 9, 2017 (this “Confirmation”), is by and among EL PASO ELECTRIC COMPANY, a Texas corporation (“El Paso”) and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking association with trust powers, not in its individual capacity, but solely in its capacity as successor trustee of the Rio Grande Resources Trust II (the “Trustee” and together with El Paso, collectively, the “Borrowers”), each of the Persons designated on the signature pages hereto as an “Extending Lender” (collectively, the “Extending Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), as Issuing Bank and as Joint Lead Arranger, and MUFG Union Bank, N.A. and U.S. Bank National Association, in their capacities as Joint Lead Arrangers in respect of this Confirmation.

W I T N E S S E T H:

WHEREAS, the Borrowers, the Extending Lenders and the Administrative Agent are parties to that certain Second Amended and Restated Credit Agreement, dated as of January 14, 2014 (as heretofore supplemented or modified, the “Credit Agreement”);

WHEREAS, pursuant to Section 2.22 of the Credit Agreement, the Borrowers have requested that the Initial Maturity Date for each Lender be extended for an additional one-year period to January 14, 2020 (the “Extension”);

WHEREAS, El Paso has requested that the Total Commitment be increased to $350,000,000 pursuant to Section 2.21 of the Credit Agreement (the “Increase”); and

WHEREAS, the parties hereto are willing to agree to the foregoing, subject to the terms and conditions set forth herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.    Definitions.    Unless otherwise defined in this Confirmation, capitalized terms used in this Confirmation which are defined in the Credit Agreement, as supplemented hereby (the “Supplemented Credit Agreement”), shall have the meanings assigned to such terms in the Supplemented Credit Agreement.  The interpretive provisions set forth in Section 1.02 of the Credit Agreement shall apply to this Confirmation.

SECTION 2.    Extension of Initial Maturity Date. Each Extending Lender hereby confirms that pursuant to Section 2.22 of the Credit Agreement (a) it has agreed to the Extension and (b) effective as of the date hereof, the Maturity Date with respect to such Person’s Commitment shall be January 14, 2020.

SECTION 3.    Increased Commitments of Certain Extending Lenders.  (a)  U.S. Bank National Association agrees effective as of the date hereof to increase its Commitment as an Augmenting Lender pursuant to Section 2.21(a) of the Credit Agreement by $28,125,000.

(b)    Wells Fargo Bank, National Association, agrees effective as of the date hereof to increase its Commitment as an Augmenting Lender pursuant to Section 2.21(a) of the Credit Agreement by $21,875,000.

(c)     Each Extending Lender hereby confirms that after giving effect to the increases in Commitments described in clauses (a) and (b) above and pursuant to the Assignment and Acceptance Agreements that have become effective as of the date hereof, such Extending Lender has a Commitment equal to the amount set forth opposite its name on Schedule 2.01 attached hereto and all references to Schedule 2.01 in the Credit Agreement shall be references to Schedule 2.01 attached hereto in respect of the Commitment of each Extending Lender.

SECTION 4.    Reallocation of Borrowings.  Effective upon the occurrence of the Confirmation Effective Date, (a) each Lender that is an Augmenting Lender as of such date shall fund to the Administrative Agent such amount as shall be required so that the aggregate outstanding amount of its Loans shall be equal to its Applicable Percentage of all the outstanding Loans, (b) the Administrative Agent shall apply such portion of the funds advanced pursuant to clause (a) to repay the Loans of each Lender that is not an Augmenting Lender as of such date as shall result in the aggregate amount of the Loans of each such Lender being equal to its Applicable Percentage of all the outstanding Loans and (c) the amount of each Borrowing held by each Lender shall be deemed reallocated so that the portion of each Borrowing held by each Lender shall be its Applicable Percentage of such Borrowing.  In connection with the foregoing reallocation, the Borrowers shall pay any amounts required to be paid under Section 2.14 of the Credit Agreement.

SECTION 5.    Representations and Warranties.

To induce the other parties hereto to enter into this Confirmation, the Borrowers, but, in the case of the Trustee, solely with respect to matters pertaining to the Trustee, represent and warrant that, as of the date hereof:

(a)     the representations and warranties set forth in the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties are true and correct in all material respects as of such earlier date);

(b)    both immediately before and after giving effect to this Confirmation, no Default or Event of Default exists; and

(c)     no consents, approvals or authorizations of, and no registrations or filings with, any Governmental Authority are required in connection with the Increase or the Extension (other than routine filings with the SEC).

SECTION 6.    Conditions to Effectiveness.  This Confirmation shall become effective as of the date first written above (such date, the “Confirmation Effective Date”) when, and only when, the Administrative Agent shall have received:

(a)     counterparts of this Confirmation duly executed and delivered by each party hereto;

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(b)    legal opinions, certificates and board resolutions consistent with those delivered on the Effective Date under paragraphs (a), (b), and (c) of Section 4.02 of the Credit Agreement; and

(c)    such evidence as the Administrative Agent may reasonably request to verify that each Borrower is duly organized or formed, validly existing and in good standing in the jurisdiction where organized.

SECTION 7.    Governing Law.

THIS CONFIRMATION SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 8.    Counterparts.

This Confirmation may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Delivery of a counterpart to this Confirmation may be made by facsimile or other electronic transmission in .pdf format.

SECTION 9.    Effect of Confirmation.

From and after the effectiveness of this Confirmation, each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall refer to the Supplemented Credit Agreement.  Except as expressly set forth herein, this Confirmation shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Administrative Agent or the Lenders under the Credit Agreement or under any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

SECTION 10.  Headings.

Section and subsection headings in this Confirmation are for convenience of reference only, and are not part of, and are not to be taken into consideration in interpreting, this Confirmation.

SECTION 11.  Entire Agreement.

THIS CONFIRMATION, THE SUPPLEMENTED CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Confirmation to be duly executed as of the date first above written.

BORROWERS:

EL PASO ELECTRIC COMPANY

By:	/s/ Nathan T. Hirschi
Name: Nathan T. Hirschi
Title: Senior Vice President and Chief Financial Officer

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., not in its individual capacity, but solely in its capacity as Trustee

By:	/s/ Julie Hoffman-Ramos
Name: Julie Hoffman-Ramos
Title: Vice President

Extension and Increase Confirmation

EXTENDING LENDERS:

JPMORGAN CHASE BANK, N.A., as Administrative Agent, an Extending Lender, and Issuing Bank

By:	/s/ Natalie Hill
Name: Natalie Hill
Title: Authorized Officer

Extension and Increase Confirmation

MUFG UNION BANK, N.A., as Extending Lender and Joint Lead Arranger

By:	/s/ Eric Otieno
Name: Eric Otieno
Title: Vice President

Extension and Increase Confirmation

U.S. BANK NATIONAL ASSOCIATION, as Extending Lender and Joint Lead Arranger

By:	/s/ Holland H. Williams
Name: Holland H. Williams
Title: Vice President

Extension and Increase Confirmation

COBANK, ACB, as Extending Lender

By:	/s/ Dustin Zubke
Name: Dustin Zubke
Title: Vice President

Extension and Increase Confirmation

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Extending Lender

By:	/s/ Jesse Tannuzzo
Name: Jesse Tannuzzo
Title: Assistant Vice President

Extension and Increase Confirmation

SCHEDULE 2.01

COMMITMENTS

Lender	Commitment	Applicable Percentage
JPMorgan Chase Bank, N.A.	$84,375,000.00	24.10714286%
MUFG Union Bank, N.A.	$84,375,000.00	24.10714286%
U.S. Bank National Association	$84,375,000.00	24.10714286%
CoBank, ACB	$48,437,500.00	13.83928571%
Wells Fargo Bank, National Association	$48,437,500.00	13.83928571%

Total:	$350,000,000.00	100.00000000%

Schedule 2.01